                        SIGNATURES OF REPORTING PERSONS

     This Statement on Form 4 is filed by the Reporting Persons listed below.

Dated:  January 5, 2021

                                  SILVER PRIVATE HOLDINGS I, LLC
                                  By: Silver Private Investments, LLC, its sole
                                  member

                                  By:    /s/ Peter Berger
                                         -------------------------------
                                         Name: Peter Berger
                                         Title:   Authorized Signatory

                                  SILVER PRIVATE INVESTMENTS, LLC

                                  By:    /s/ Peter Berger
                                         -------------------------------
                                         Name: Peter Berger
                                         Title:   Authorized Signatory

                                  SIRIS PARTNERS III, L.P.
                                  SIRIS PARTNERS III PARALLEL, L.P.
                                  By: Siris Partners GP III, L.P., its general
                                  partner
                                  By: Siris GP HoldCo III, LLC, its general
                                  partner

                                  By:    /s/ Peter Berger
                                         -------------------------------
                                         Name: Peter Berger
                                         Title:   Managing Member

                                  SIRIS PARTNERS GP III, L.P.
                                  By: Siris GP HoldCo III, LLC, its general
                                  partner

                                  By:    /s/ Peter Berger
                                         -------------------------------
                                         Name: Peter Berger
                                         Title:   Managing Member

                                  SIRIS GP HOLDCO III, LLC

                                  By:    /s/ Peter Berger
                                         -------------------------------
                                         Name: Peter Berger
                                         Title:   Managing Member

                                  SIRIS CAPITAL GROUP, LLC
                                  By:  Siris Group GP, LLC, its managing member

                                  By:    /s/ Peter Berger
                                         -------------------------------
                                         Name: Peter Berger
                                         Title:   Managing Member

                                  SIRIS GROUP GP, LLC

                                  By:    /s/ Peter Berger
                                         -------------------------------
                                         Name: Peter Berger
                                         Title:   Managing Member